SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported): November 10, 2005


                          Trinity Learning Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State of Other Jurisdiction of Incorporation)


                 0-8924                                73-0981865
        (Commission File Number)       (IRS Employer Identification No.)


3685 Mt. Diablo Blvd, Ste 161, Lafayette, CA             94549
(Address of Principal Executive Offices)              (Zip Code)


                                 (925) 284-8025
               (Registrant's Telephone Number, Including Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On November 10, 2005, Trinity Workplace Learning, a subsidiary of Trinity Learning Corporation (OTCBB: TTYL), announced today that its Law Enforcement Training Network (LETN) has entered into Cooperative Agreement with the U.S. National Highway Traffic Safety Administration (NHTSA) to extend the use of satellite-delivered and other digital content to speed the dissemination of critical public safety and training content to law enforcement agencies around the United States. The Press Release was also published to its website and the parent company website of Trinity Learning Corporation. The full text of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

     (c)  Exhibits

          The following exhibit is furnished with this Current Report on Form 8-K:

          Exhibit
           Number                       Description
          -------                       -----------

                  99.1       Press Release dated November 10, 2005


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRINITY LEARNING CORPORATION



Date: November 10, 2005   By: /s/ Douglas Cole
                                  Douglas Cole, Chief Executive Officer




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